-------------------------------------------------------------------------------
                              MORGAN STANLEY
                             EMERGING MARKETS
                              DEBT FUND, INC.
-------------------------------------------------------------------------------




                           FIRST QUARTER REPORT
                              MARCH 31, 1999
            MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT INC.
                            INVESTMENT ADVISER





                              MORGAN STANLEY
                     EMERGING MARKETS DEBT FUND, INC.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
DIRECTORS AND OFFICERS

Barton M. Biggs
CHAIRMAN OF THE BOARD
OF DIRECTORS

Michael F. Klein
PRESIDENT AND DIRECTOR

Peter J. Chase
DIRECTOR

John W. Croghan
DIRECTOR

David B. Gill
DIRECTOR

Graham E. Jones
DIRECTOR

John A. Levin
DIRECTOR

William G. Morton, Jr.
DIRECTOR

Stefanie V. Chang
VICE PRESIDENT AND ACTING
SECRETARY

Harold J. Schaaff, Jr.
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Joanna M. Haigney
TREASURER

Belinda A. Brady
ASSISTANT TREASURER
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
INVESTMENT ADVISER

Morgan Stanley Dean Witter Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020
-------------------------------------------------------------------------------
ADMINISTRATOR

The Chase Manhattan Bank
73 Tremont Street
Boston, Massachusetts 02108
-------------------------------------------------------------------------------
CUSTODIAN

The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245
-------------------------------------------------------------------------------
SHAREHOLDER SERVICING AGENT

Boston Equiserve
Investor Relations Department
P.O. Box 644
Boston, Massachusetts 02102-0644
(800) 730-6001
-------------------------------------------------------------------------------
LEGAL COUNSEL

Rogers & Wells LLP
200 Park Avenue
New York, New York 10166
-------------------------------------------------------------------------------
INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726 or visit our website at www.msdw.com/institutional/investmentmanagement.

LETTER TO SHAREHOLDERS
------------------

For the three months ended March 31, 1999, the Morgan Stanley Emerging Markets Debt Fund, Inc. (the "Fund") had a total return, based on net asset value per share, of 6.73% compared to 5.06% for the J.P. Morgan Emerging Markets Bond Plus Index (the "Index"). For the period since the Fund's commencement of operations on July 23, 1993 through March 31, 1999, the Fund's total return, based on net asset value per share, was 67.83% compared to 72.78% for the Index. On March 31, 1999, the closing price of the Fund's shares on the New York Stock exchange was $7 1/2, representing a 3.6% premium to the Fund's net asset value per share.

During the three months ended March 31, 1999, emerging market investors decided that many of the negative external factors overhanging the market were reflected in debt prices and that the worst in terms of economic conditions would soon pass. As a result, despite a poor start, the Fund had a strong rebound during the latter part of the first quarter of 1999. The challenges facing emerging market countries as they entered 1999 were daunting. The prospects for lower Organization for Economic Co-operation and Development (OECD) growth, continued weak commodity prices, global excess capacity and rising deficits were enough to discourage even the most optimistic investor. However, OECD growth as a whole held up a little better than expected during the first quarter of 1999. The Japanese economy stabilized, at least temporarily, which helped to underpin a modest recovery in most of the economies of Emerging Asia. The U.S. economy continued to perform above trend while weakness was evident only in the Euro block countries. Another positive surprise was higher oil prices, which resulted from a mid-March OPEC agreement to cut oil production. This development eased the fiscal pressures burdening many of the commodity exporting countries this year. While base metals and other commodity prices remain weak, the 45% move in the price of oil since the beginning of the year will serve as a windfall to emerging countries such as Ecuador, Mexico, Russia and Venezuela. Still, global excess oil capacity remains high and the moderate OECD growth rates will not materially improve the outlook for oil. But to their credit, emerging countries have by and large made the necessary adjustments to cope with the realities of lower revenues from commodity exports and higher costs of capital.

During the month of January 1999, the Index had a total return of -3.71% with spreads widening by 137 basis points to +1,288 basis points over comparable U.S. Treasury securities. In comparison, the Fund returned -3.00%, and benefited from underweight positions in Ecuador, Brazil and Venezuela, the three worst performing countries for the month. Fund performance was enhanced by overweights in Mexico and Bulgaria, and to a lesser extent South Korea, as assets rallied in response to an upward revision in the country's credit rating and outlook by S&P. An underweight in Poland and Nigeria, the only other countries to post positive returns in January, detracted from performance. Also during January, Brazil floated its currency. The real subsequently depreciated 42% during the month. The immediate economic fallout will be felt in the form of a deeper economic contraction, higher inflation, higher interest rates and a deteriorating public sector debt dynamic. The Brazilians will need to make further fiscal cuts and adhere to a tighter monetary policy to combat the short-term negative effects of the devaluation.

For the month of February 1999, the Fund returned 1.92%. In comparison the Index had a total return of 1.44% during the same period. Latin America led the market higher as Brazil, Peru and Venezuela were among the top four performers during the month. Bulgaria, with a 4.22% return, was the only non-Latin country to post strong positive returns. Latin America also produced one of the worst performers of the month as Ecuador declined by 9.67% due to a deteriorating fiscal and political environment, which has reduced the prospects for IMF aid this year. Ecuadorian bonds are trading at distressed levels reflecting the fact that without multi-lateral aid, the probability of default this year is high. Russia was the only country to fair worse, with a return of -9.76% for the month, as investors continued to doubt the government's ability to service its external debt. Since the crisis last summer, the Russians have not articulated a coherent economic policy framework. In the absence of such a framework, the prospects for hyperinflation and continued capital flight remain high. Fund returns were aided by overweights in Bulgaria, Turkey, Colombia and, to a lesser extent, Peru. Underperformance attributable to underweight positions in Brazil and Venezuela was mitigated somewhat by beneficial security selection within those countries.

Emerging markets debt staged a significant rally in the month of March 1999. The Index rallied by 7.56%, with spreads tightening by 159 basis points to 1,171 basis points over U.S. Treasuries. In comparison the Fund returned 7.80% during the same period. The market was led higher by the riskier Latin American credits, with Brazil, Ecuador and Venezuela producing the best returns for the month. Despite a positive 14.87% return in March, Ecuadorian assets remain the worst performers in 1999, as Ecuador has returned -7.98% year to date. In general, the Fund rallied in March as many of the negative events that had been an-ticipated by investors failed to materialize. Inflation in Brazil, while still high by most standards, was tamer than expected allowing the Central
Bank to lower domestic interest rates sooner than had been anticipated. The current government in Ecuador was able to piece together a fragile political coalition in support of a fiscal reform package that is a pre-condition to any agreement with the IMF. While the situation remains tenuous and banking sector reform still needs to be addressed, the formation of this coalition is a significant first step towards reform and again was unanticipated by the general market. Lastly, the recent rebound in the price of oil had a significant positive impact on Venezuelan, Mexican and Russian assets.

The conflict in Kosovo proved to be the only cloud hanging over the Fund in March. Bulgarian assets bore the brunt of investors' fears, as Bulgarian debt declined by 2.99%, making it the only country to produce negative returns last month. While Bulgaria shares a border with Serbia, the trade links between the countries are limited. Exports to Yugoslavia account for approximately 2.2% of Bulgaria's total exports. However, most of the trade routes from Bulgaria to Western Europe run through Yugoslavia and are now effectively closed due to the war. Bulgarian goods must now be transported by a more circuitous route, which will hinder trade flows in the future. In addition, fears that the war will spread and destabilize the entire Balkan region adversely impacted Bulgaria's performance. An overweight in Bulgarian assets and an underweight in Venezuelan assets dampened Fund returns in March.

This confluence of positive external developments mentioned above helped propel emerging debt prices during the first quarter and is likely to continue to provide the necessary environment for a continued rally in the months ahead. However, these conditions remain fragile. It may only be a matter of months before OPEC quotas are ignored and the recent run up in oil prices reverses. The nascent recovery in Japan appears to us to have been driven by last summer's fiscal stimulus package. The effects of the government work spending became visible during the fourth quarter of 1998 and the first quarter of 1999. All other sectors of the economy continued to decline. So far, Brazil has done an estimable job of managing investor expectations and market technicalities. However, the difficult tasks of holding the line on fiscal cuts and implementing structural reforms remain ahead. In short, the developments in March were undoubtedly positive for the market, but the gains may be fleeting. Therefore we will shift to a more aggressive posture only upon further evidence that these positive trends are sustainable.

Sincerely,

/s/ Michael F. Klein

Michael F. Klein
PRESIDENT AND DIRECTOR

April 1999

THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED.



-------------------------------------------------------------------------------
DAILY NET ASSET AND MARKET VALUES, AS WELL AS MONTHLY PORTFOLIO CHARACTERISTICS, CAN NOW BE ACCESSED AT WWW.MSDW.COM/INSTITUTIONAL/INVESTMENTMANAGEMENT.

Morgan Stanley Emerging Markets Debt Fund, Inc.
Investment Summary as of March 31, 1999 (Unaudited)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------


HISTORICAL                                                     TOTAL RETURN (%)
INFORMATION                       -------------------------------------------------------------------------
                                     MARKET VALUE (1)        NET ASSET VALUE (2)            INDEX (3)
                                  ----------------------    -----------------------   ---------------------
                                                 AVERAGE                  AVERAGE                 AVERAGE
                                  CUMULATIVE     ANNUAL     CUMULATIVE     ANNUAL     CUMULATIVE    ANNUAL
                                  ----------     -------    ----------    -------     ----------  ---------
           Fiscal Year to Date     7.84%            --         6.73%            --       5.06%           --
           One Year              -35.06         -35.06%      -33.29         -33.29%    -14.47        -14.47%
           Five Year              51.45           8.66        70.39          11.25      84.75         13.06
           Since Inception*       73.86          10.21        67.83           9.53      72.78         10.09

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
-------------------------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION

                                    [GRAPH]

                                                    YEAR ENDED DECEMBER 31,

                                                                                                      THREE MONTHS
                                                                                                          ENDED
                                                                                                        MARCH 31,
                                 1993*        1994        1995        1996        1997       1998         1999
                                ------       ------      ------      ------      ------     ------    -----------
Net Asset Value Per Share...... $18.96      $ 12.23      $12.40      $17.31      $15.21    $ 7.01        $7.24
Market Value Per Share ........ $18.13      $ 11.38      $12.50      $15.13      $15.38    $ 7.19        $7.50
Premium/(Discount).............   -4.4%        -7.0%        0.8%      -12.6%        1.1%      2.6%         3.6%
Income Dividends............... $ 0.16      $  1.49      $ 1.72      $ 1.08      $ 1.27    $ 1.41        $0.24
Capital Gains Distributions....     --      $  0.41          --          --      $ 3.44    $ 2.94           --
Fund Total Return (2)..........  35.96%      -25.95%      26.85%+     50.98%      21.71%    -33.00%       6.73%
Index Total Return (3).........  18.67%      -18.93%      26.77%      39.31%      13.02%    -14.35%       5.06%


(1) Assumes dividends and distributions, if any, were reinvested.
(2) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.
(3) The J.P. Morgan Emerging Markets Bond Plus Index is a market weighted index composed of all Brady bonds, outstanding loans and Eurobonds, as well as U.S. Dollar local market instruments of Argentina, Brazil, Bulgaria, Mexico, Morocco, Russia, Nigeria, the Philippines, Poland and Venezuela. Because the J.P. Morgan Emerging Markets Bond Plus Index was not available prior to January 1, 1994, the performance of the J.P. Morgan Emerging Markets Bond Index is shown for the period July 23, 1993 to December 31, 1993, and used for purposes of computing cumulative performance of the benchmark index for that period.
*   The Fund commenced operations on July 23, 1993.
+ This return does not include the effect of the rights issued in connection with the Rights Offering.

Morgan Stanley Emerging Markets Debt Fund, Inc.
Portfolio Summary as of March 31, 1999 (Unaudited)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
DIVERSIFICATION OF TOTAL INVESTMENTS
                                    [CHART]

Debt Instruments                           (98.2%)
Short-Term Investments                      (1.8%)

-------------------------------------------------------------------------------
COUNTRY WEIGHTINGS
                                    [CHART]

Mexico                                     (21.3%)
Argentina                                  (20.7%)
Brazil                                     (20.2%)
Colombia                                    (5.5%)
Bulgaria                                    (5.3%)
Russia                                      (3.2%)
Philippines                                 (2.9%)
Panama                                      (2.6%)
Korea                                       (2.6%)
Peru                                        (2.3%)
Other                                      (13.4%)

-------------------------------------------------------------------------------
TEN LARGEST HOLDINGS*

                                                    PERCENT OF
                                                       TOTAL
                                                    INVESTMENTS
                                                    -----------
     1. Republic of Argentina                           9.3%
          6.188%, 3/31/05  (Argentina)
     2. United Mexican States Par Bond                  7.5
          6.25%, 12/31/19 (Mexico)
     3. Federative Republic of Brazil 'EI-L' Bond       6.1
          6.625%, 4/15/06 (Brazil)
     4. United Mexican States Discount Bond             5.5
          12/31/19 (Mexico)
     5. Republic of Argentina Global Units              5.5
          12.125%, 2/15/19 (Argentina)
     6. Federative Republic of Brazil 'C' Bond          4.4
          PIK 8.00%, 4/15/06 (Brazil)
     7. United Mexican States Euro Bond                 4.0
          10.375%, 2/17/09 (Mexico)
     8. United Mexican States Global Bond               3.5
          11.375%, 9/15/16 (Mexico)
     9. Republic of Bulgaria Discount Bond 'A'          3.2
          Euro 6.688%, 7/28/24  (Bulgaria)
    10. Federative Republic of Brazil                   3.1
          Debt Conversion 'L' Bond                      ---
          6.688%, 4/15/12 (Brazil)
                                                        52.1%
                                                        -----
                                                        -----

*  Excludes short-term investments.

FINANCIAL STATEMENTS
---------
STATEMENT OF NET ASSETS (UNAUDITED)
(SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENTS)
---------
MARCH 31, 1999

                                                            FACE
                                                          AMOUNT          VALUE
                                                           (000)          (000)
-------------------------------------------------------------------------------
DEBT INSTRUMENTS(98.2%)
-------------------------------------------------------------------------------
ARGENTINA (20.7%)
CORPORATE (3.9%)
CIA International Telecom
   10.375%, 8/1/04                                 ARP       350    U.S.$   271
(a)10.375%, 8/1/04                                         2,820          2,187
Nortel Inversora 'A'
   6.00%, 3/31/07                                  U.S.$   7,296          4,387
(a)Supercanal Holdings S.A.
   11.50%, 5/15/05                                         1,410            635
                                                                    -----------
                                                                          7,480
                                                                    -----------
SOVEREIGN (16.8%)
  Republic of Argentina
    11.75%, 4/7/09                                         3,860          3,753
  Republic of Argentina 'L'
    6.188%, 3/31/05                                       20,734         17,769
  Republic of Argentina Global
    Units (Euro)
    12.125%, 2/15/19                                      10,500         10,400
                                                                    -----------
                                                                         31,922
                                                                    -----------
                                                                         39,402
                                                                    -----------
-------------------------------------------------------------------------------
BRAZIL (20.2%)
SOVEREIGN (20.2%)
  Brazil Global Bond
    10.125%, 5/15/27                                       7,500          5,475
  Federative Republic of Brazil
    'C' Bond PIK
    8.00%, 4/15/14                                        13,285          8,428
  Federative Republic of Brazil
    'EI-L' Bond
    6.625%, 4/15/06                                       15,898         11,526
  Federative Republic of Brazil 'L'
    4.50%, 1/1/80                                          2,000          1,110
  Federative Republic of Brazil
    Debt Conversion 'L' Bond
    6.688%, 4/15/12                                       10,260          5,983
  Federative Republic of Brazil
    Debt Conversion Bond
    6.188%, 4/15/12                                        1,590            927
  Federative Republic of Brazil E-I
    Euro
    6.125%, 4/15/06                                        1,123            814
  Federative Republic of Brazil New
    Money Bond
    6.188%, 4/15/09                                          910            579
  Federative Republic of Brazil New
    Money Bond 'L'
    6.75%, 1/1/80                                          5,490          3,493
                                                                    -----------
                                                                         38,335
                                                                    -----------
-------------------------------------------------------------------------------
BULGARIA (5.3%)
SOVEREIGN (5.3%)
(b)Republic of Bulgaria Discount
     Bond 'A' Euro
     6.688%, 7/28/24                               U.S.$   8,900    U.S.$ 6,052
(c)Republic of Bulgaria Front Loaded
     Interest Reduction Bond
     2.50%, 7/28/12                                        3,550          2,032
(c)Republic of Bulgaria Past Due
     Interest Bond
     6.688%, 7/28/11                                       2,900          1,954
                                                                    -----------
                                                                         10,038
                                                                    -----------
-------------------------------------------------------------------------------
COLOMBIA (5.5%)
CORPORATE (0.3%)
(b)Transtel
     1.57%, 8/13/08                                        5,513            606
                                                                    -----------
SOVEREIGN (5.2%)
  Republic of Colombia Global Euro
    10.875%, 3/9/04                                        5,700          5,909
  Republic of Colombia
    8.82%, 8/13/05                                         4,320          3,964
                                                                    -----------
                                                                          9,873
                                                                    -----------
                                                                    -----------
                                                                         10,479
                                                                    -----------
-------------------------------------------------------------------------------
ECUADOR (2.1%)
CORPORATE (0.3%)
  Consorcio Ecuatorian Notes
   14.00%, 5/1/02                                          1,410            585
(a)14.00%, 5/1/02                                            150             63
                                                                    -----------
                                                                            648
                                                                    -----------
SOVEREIGN (1.8%)
(b)Republic of Ecuador
     Discount Bond
     6.625%, 2/28/25                                       6,870          3,263
                                                                    -----------
                                                                          3,911
                                                                    -----------
-------------------------------------------------------------------------------
INDIA (1.7%)
CORPORATE (1.7%)
(a)Reliance Industries Ltd.
     10.375%, 6/24/16                                      2,520          2,250
   Saurashtra Cement Ltd.
     19.00%, 9/27/99                               INR    40,000            898
                                                                    -----------
                                                                          3,148
                                                                    -----------
-------------------------------------------------------------------------------
JORDAN (0.9%)
SOVEREIGN (0.9%)
  Jordan Discount Bond
(a,b)6.00%, 12/23/23                               U.S.$   2,147          1,202
  (b)6.00%, 12/23/23                                       1,061            594
                                                                    -----------
                                                                          1,796
                                                                    -----------
-------------------------------------------------------------------------------

                                                            FACE
                                                          AMOUNT          VALUE
                                                           (000)          (000)
-------------------------------------------------------------------------------
KOREA (2.6%)
QUASI-SOVEREIGN (2.6%)
  Export-Import Bank of Korea
    6.50%, 2/10/02                                 U.S.$   1,690    U.S.$ 1,630
  Korea Electric Power Corp.
    7.00%, 10/1/02                                         3,400          3,239
                                                                    -----------
                                                                          4,869
                                                                    -----------
-------------------------------------------------------------------------------
MEXICO (21.3%)
CORPORATE (0.9%)
(a)Innova
     12.875%, 4/1/07                                         530            440
(b)Petro Mexicanos
     11.157%, 7/15/05                                      1,280          1,197
                                                                    -----------
                                                                          1,637
                                                                    -----------
SOVEREIGN (20.4%)
(b)United Mexican States Discount
     Bond 'A'
     6.594%, 12/31/19                                      4,320          3,683
(b)United Mexican States Discount
     Bond 'B'
     6.477%, 12/31/19                                      2,350          2,003
(b)United Mexican States
     Discount Bond 'C'
     6.617%, 12/31/19                                      1,800          1,534
(b)United Mexican States
     Discount Bond 'D'
     6.602%, 12/31/19                                      3,750          3,197
  United Mexican States Euro Bond
     10.375%, 2/17/09                                      7,300          7,565
  United Mexican States Global Bond
     11.375%, 9/15/16                                      6,190          6,697
  United Mexican States Par Bond
     'W-A'
     6.25%, 12/31/19                                      14,710         11,557
  United Mexican States Par Bond
     'W-B'
     6.25%, 12/31/19                                       3,333          2,618
                                                                    -----------
                                                                         38,854
                                                                    -----------
                                                                         40,491
                                                                    -----------
-------------------------------------------------------------------------------
MOROCCO (1.0%)
SOVEREIGN (1.0%)
  Morocco R&C 'A'
    6.063%, 1/1/09                                         2,400          1,954
                                                                    -----------
-------------------------------------------------------------------------------
NIGERIA (1.0%)
SOVEREIGN (1.0%)
  Central Bank of Nigeria Par Bond
    6.25%, 11/15/20                                        1,500            941
  Central Bank of Nigeria
    Promissory Note
    3.586%, 1/5/10                                         2,320            963
                                                                    -----------
                                                                          1,904
                                                                    -----------
-------------------------------------------------------------------------------
PANAMA (2.6%)
SOVEREIGN (2.6%)
  Republic of Panama
    9.375%, 4/1/29                                 U.S.$   5,000    U.S.$ 4,999
                                                                    -----------
-------------------------------------------------------------------------------
PERU (2.3%)
SOVEREIGN (2.3%)
(c)Peru Past Due Interest Bond
     4.00%, 3/7/17                                         2,820          1,800
   Republic of Peru Front Loaded
     Interest Reduction Bond
  (c)3.25%, 3/7/17                                         3,950          2,350
(a,c)3.25%, 3/7/17                                           498            296
                                                                    -----------
                                                                          4,446
                                                                    -----------
-------------------------------------------------------------------------------
PHILIPPINES (2.9%)
SOVEREIGN (2.9%)
(c)Republic of Philippines 'B'
     5.962%, 6/1/08                                        6,290          5,567
                                                                    -----------
-------------------------------------------------------------------------------
RUSSIA (3.2%)
SOVEREIGN (3.2%)
(b)Russia Interest Arrears Notes
     6.625%, 12/15/15                                        331             27
(b)Russia Principal Note, PIK
     3.313%, 12/15/20                                     15,846          1,109
   Russian Federation
   (a)8.75%, 7/24/05                                       6,940          1,752
   (a)11.00%, 7/24/18                                      8,320          2,153
      11.00%, 7/24/18                                      4,280          1,107
                                                                    -----------
                                                                          6,148
                                                                    -----------
-------------------------------------------------------------------------------
TURKEY (1.8%)
CORPORATE (1.8%)
  Cellco Finance NV
  (a)15.00%, 8/1/05                                        2,210          2,155
     15.00%, 8/1/05                                          100             98
  Pera Financial Services
  (a)9.375%, 10/15/02                                      1,130            960
     9.375%, 10/15/02                                        250            212
                                                                    -----------
                                                                          3,425
                                                                    -----------
-------------------------------------------------------------------------------
UNITED STATES (0.8%)
CORPORATE (0.8%)
(c)At Entertainment Inc.
     0.00%, 2/1/09                                         3,550          1,580
                                                                    -----------
-------------------------------------------------------------------------------
VENEZUELA (2.3%)
SOVEREIGN (2.3%)
  Republic of Venezuela Debt
    Conversion Bond 'DL'
    6.625%, 12/18/07                                       4,929          3,465
-------------------------------------------------------------------------------

                                                            FACE
                                                          AMOUNT          VALUE
                                                           (000)          (000)
-------------------------------------------------------------------------------
VENEZUELA (CONTINUED)
SOVEREIGN  (CONTINUED)
  Republic of Venezuela
    Global Bond
    9.25%, 9/15/27                                 U.S.$   1,400    U.S.$   860
                                                                    -----------
                                                                          4,325
                                                                    -----------
-------------------------------------------------------------------------------
TOTAL DEBT INSTRUMENTS
  (Cost U.S.$183,647)                                                   186,817
                                                                    -----------
-------------------------------------------------------------------------------
                                                          NO. OF
                                                          RIGHTS
-------------------------------------------------------------------------------
RIGHTS (0.0%)
-------------------------------------------------------------------------------
MEXICO
  United Mexican States Value
    Recovery Rights, expiring
    06/30/03 (Cost U.S.$--@)                          15,338,000             --
                                                                    -----------
-------------------------------------------------------------------------------
                                                          NO. OF
                                                        WARRANTS
-------------------------------------------------------------------------------
WARRANTS (0.0%)
-------------------------------------------------------------------------------
ARGENTINA (0.0%)
  Republic of Argentina (Cost U.S.$--)                    10,500             29
                                                                    -----------
-------------------------------------------------------------------------------
                                                            FACE
                                                          AMOUNT
                                                           (000)
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS(1.8%)
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT(1.8%)
  Chase Securities, Inc. 4.65%, dated
    3/31/99, due 4/1/99, to be
    repurchased at U.S.$3,386,
    collateralized by U.S.$2,580
    United States Treasury Bonds,
    8.875%, due 8/15/17, valued
    at U.S.$3,414
    (Cost U.S.$3,386)                              U.S.$   3,386          3,386
                                                                    -----------
-------------------------------------------------------------------------------
TOTAL INVESTMENTS(100.0%)
  (Cost U.S.$187,033)                                                   190,232
                                                                    -----------
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES
  Other Assets                                     U.S.$  19,772
  Liabilities                                            (51,257)       (31,485)
                                                   -------------    -----------
-------------------------------------------------------------------------------
                                                                          VALUE
                                                                          (000)
-------------------------------------------------------------------------------
NET ASSETS
  Applicable to 21,930,226 issued and
    outstanding U.S.$0.01 par value shares
    (100,000,000 shares authorized)                                U.S.$158,747
                                                                   ------------
                                                                   ------------
-------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                          U.S.$   7.24
                                                                   ------------
                                                                   ------------
-------------------------------------------------------------------------------

(a) -- 144A Security - certain conditions for public sale may exist.
(b) -- Variable/floating rate security -- rate disclosed is as of March 31, 1999.
(c) -- Step Bond -- coupon rate increases in increments to maturity. Rate disclosed is as of March 31, 1999. Maturity date disclosed is ultimate maturity.
  @ -- Amount is less than U.S.$500.
PIK -- Payment-in-Kind. Income may be paid in additional securities or cash.


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